UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                            December 14, 2004
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            Date of Report (Date of earliest event reported)


                                CNF Inc.
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         (Exact name of registrant as specified in its charter)


Delaware                       1-5046                      94-1444798
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(State or other             (Commission               (IRS Employer
jurisdiction                File Number)            Identification No.)
of incorporation)


         3240 Hillview Avenue, Palo Alto, California     94304
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         (Address of principal executive offices)    (Zip Code)


          Registrant's telephone number, including area code:
                             (650) 494-2900

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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01  Entry into a Material Definitive Agreement.

On December 14, 2004, Eberhard G. H. Schmoller, who is retiring as Senior Vice President, General Counsel and Corporate Secretary of CNF Inc., entered into a Severance Agreement and Release with CNF. A copy of the Severance Agreement and Release is filed with this report as Exhibit 99.1 and is incorporated herein by reference. The foregoing description of the Severance Agreement and Release is qualified in its entirety by reference to such exhibit.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 14, 2004, CNF Inc. issued a press release announcing that Jennifer Rosenfeld Pileggi has been named Senior Vice President, General Counsel and Corporate Secretary of CNF Inc., effective December 28, 2004, succeeding Eberhard G. H. Schmoller, who is retiring. A copy of the press release is filed with this report as Exhibit 99.2 and is incorporated herein
by reference.   The foregoing description of the press release is qualified in its entirety by reference to such exhibit.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 14, 2004.

                         CNF Inc.
                         (Registrant)

                         /s/ Chutta Ratnathicam
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                         Chutta Ratnathicam
                         Chief Financial Officer




                          EXHIBIT INDEX


Exhibit No.    Description

Exhibit 99.1 Severance Agreement and Release dated December 14, 2004 between Eberhard G.H. Schmoller and CNF Inc.

Exhibit 99.2 Press release dated December 14, 2004 announcing that Jennifer Rosenfeld Pileggi has been named Senior Vice President,General Counsel and Corporate Secretary of CNF Inc., succeeding Eberhard G. H. Schmoller.